UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2023

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 25, 2023, Carrier Global Corporation (“Carrier”) and Blitz F23-620 GmbH (to be renamed Johann Purchaser GmbH) (“Purchaser”), a wholly owned subsidiary of Carrier, entered into a Share Purchase Agreement (the “Purchase Agreement”) with Viessmann Group GmbH & Co. KG (“Seller”).

Pursuant to the Purchase Agreement, on the terms and subject to the conditions therein, Seller has agreed to sell, and Purchaser has agreed to acquire (the “Acquisition”), Seller’s climate solutions business (the “Business”), through the acquisition of Viessmann Climate Solutions SE (the “Company”). The Purchase Agreement includes a locked box mechanism, pursuant to which the purchase price of EUR 12 billion (the “Base Purchase Price”) has been fixed upfront by reference to the balance sheet position of the Company as of December 31, 2022, 24.00 hours (CET) (the “Effective Date”). The Base Purchase Price consists of (i) EUR 9.6 billion in cash (the “Cash Consideration”) (which Cash Consideration is subject to certain adjustments, as described below) and (ii) 58,608,959 common shares, par value $0.01, of Carrier (“Carrier Common Stock” and such consideration, the “Share Consideration”) (which Share Consideration is subject to antidilution protection). The Cash Consideration is subject to adjustment, including for cash, indebtedness and working capital as reflected in the unaudited financial statements of the Target Companies (as defined in the Purchase Agreement) as of the Effective Date (the “Effective Date Financial Statements”) compared to the audit thereof that is required to be delivered to Purchaser by Seller as promptly as practicable following execution of the Purchase Agreement, and is reduced on a euro-for-euro basis for leakage of value from the Target Companies (as more specifically set forth in the Purchase Agreement) to or for the benefit of any of Seller, its affiliates or certain related parties between the Effective Date and the closing of the transactions contemplated by the Purchase Agreement (the “Closing”). Prior to the Closing, the Cash Consideration will bear interest at a rate of (1) 2% per annum for any period from (and including) the Effective Date to (and including) the earlier of (A) December 31, 2023 and (B) 30 days after satisfaction of the closing conditions regarding receipt of certain regulatory clearances pursuant to merger control laws and foreign direct investment laws, the audited Effective Date Financial Statements and the Required Financials (as described below) and (2) 4% per annum for any period thereafter, subject to the exceptions set forth in the Purchase Agreement.

The Closing is subject to certain closing conditions, including (1) the receipt of certain regulatory clearances pursuant to merger control laws and foreign direct investment laws, (2) the receipt by Purchaser of the audited Effective Date Financial Statements and certain other financial statements, including carve-out financial statements for the Business with reconciliations to U.S. GAAP (the “Required Financials”), (3) the authorization for listing on the New York Stock Exchange of the shares of Carrier Common Stock to be issued in the Acquisition, (4) the divestiture by the Company of certain legal entities, (5) the accuracy of the representations and warranties of, and compliance with covenants by, each of the parties to the Purchase Agreement, subject in each case to the materiality standards set forth in the Purchase Agreement, (6) the Business and Carrier not suffering a material adverse change, subject in each case to the materiality standards set forth in the Purchase Agreement and (7) the absence of any injunction or other judgment that prohibits the Closing in specified jurisdictions, subject to the terms set forth in the Purchase Agreement. Under the Purchase Agreement, the Closing will occur on the latest to occur of (1) the first business day of the month following the month in which all closing conditions have been satisfied or waived (provided that if the closing conditions are not satisfied or waived at least ten business days before such first business day, the Closing will occur on the first business day of the month thereafter) and (2) the first business day of a month determined by Purchaser (which shall be no later than 70 calendar days after Purchaser’s receipt of the Required Financials); provided that Closing may not occur prior to January 1, 2024 without both parties’ consent. The Closing is not subject to a financing condition or to the approval of Carrier’s stockholders.

The Purchase Agreement contains termination rights for each of Seller and Purchaser, including the right to terminate if the transactions contemplated by the Purchase Agreement have not been completed by the later of (1) April 25, 2024 (the “Long Stop Date”) (provided that if on the Long Stop Date any of the conditions to closing relating to certain regulatory clearances pursuant to merger control laws and foreign direct investment laws, the delivery of the Effective Date Financial Statements and the Required Financials and the absence of any injunction or other judgment (as described above) have not been satisfied or waived but are capable of being satisfied, and the Business has not suffered a material adverse change and Seller has not breached its representations and warranties or covenants in excess of the materiality standards set forth in the Purchase Agreement, the Long Stop Date will be automatically extended, no more than twice, by a period of three months) and (2) six business days after the date scheduled for the Closing (if such scheduled Closing has been set for the date referred to in (1) above), unless the party seeking to terminate has breached the Purchase Agreement and such breach is the cause of the failure of the Closing to occur before such date.

In the Purchase Agreement, Seller and Purchaser have made customary representations and warranties and have agreed to customary covenants relating to the Acquisition, including to use the efforts specified in the Purchase Agreement to cause the Acquisition to be consummated. From the date of the Purchase Agreement until the Closing, Seller is required to conduct the Business in the ordinary course consistent with past practice and to comply with customary covenants regarding the operation of the Business. Subject to certain limitations, Seller and Purchaser have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities. Carrier has obtained customary representations and warranties insurance in connection with the Purchase Agreement.

In the Purchase Agreement, Purchaser has also agreed that, for specified time periods following the Closing and subject to certain exceptions, it will continue aspects of the Business as they are currently operated, including (1) maintaining the Company’s headquarters in Allendorf, Germany, (2) continuing to operate certain manufacturing lead sites and R&D centers, (3) maintaining certain employment-related arrangements and (4) the Target Companies’ current management remaining in office.

The Closing is expected to occur around the end of 2023.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the Acquisition, is included to provide investors with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

The Purchase Agreement governs the contractual rights between the parties in relation to the Acquisition. The Purchase Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about Carrier, Purchaser or Seller or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Carrier, Purchaser, the Business, or Seller. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Closing if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about Carrier in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Carrier’s public disclosures.

In the Purchase Agreement, Seller and Purchaser have agreed to enter into a License Agreement (the “License Agreement”) at Closing pursuant to which Seller grants to an affiliate of Purchaser (“Licensee”) an exclusive, worldwide license to use the “Viessmann” trademarks in connection with the Business. Licensee is required to pay an annual royalty for the first five years of the term of the License Agreement and thereafter is required to pay royalties on net sales of licensed products sold by Licensee and its affiliates for the remainder of the term. The License Agreement has an initial term of 40 years and then automatically renews for 5-year periods unless either party elects not to renew. Seller may terminate the License Agreement for material uncured breaches of certain specified provisions of the License Agreement. In the event Licensor sells any of the trademarks licensed to Licensee pursuant to the License Agreement, Licensee has a right of first offer to acquire such trademarks for use in the Business. The foregoing description of the License Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the License Agreement, a form of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

In the Purchase Agreement, Seller and Purchaser have agreed to enter into an Investor Rights Agreement at Closing (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, Seller has the right to nominate one member of the Carrier Board of Directors (the “Board”) for a period of ten years following the Closing, provided that Seller, together with its permitted transferees, continues to hold at least 50% of the Share Consideration. The Investor Rights Agreement further provides that, for the time periods specified therein, Seller and its affiliates are subject to customary standstill, lockup and transfer restrictions and agree to vote their shares of Carrier Common Stock in favor of director nominees and other customary matters as recommended by the Board. The Investor Rights Agreement also provides for customary resale, demand and piggyback registration rights. In addition, the Investor Rights Agreement provides that Seller and its affiliates are allowed to freely pursue any business opportunity not otherwise prohibited by the Purchase Agreement, the License Agreement or any other transaction documents, and subject to certain disclosure requirements. The foregoing description of the Investor Rights Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Investor Rights Agreement, a form of which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

In the Purchase Agreement, Seller and Purchaser have agreed to enter into a Transitional Services Agreement at Closing, pursuant to which each provides services to the other for specified periods following the Closing. The foregoing description of the Transitional Services Agreement is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Transitional Services Agreement, a form of which is attached hereto as Exhibit 10.3, and is incorporated herein by reference.

Carrier intends to finance the Acquisition with a combination of cash and debt financing, which could include senior unsecured bridge loans. In connection with entering into the Purchase Agreement, Carrier entered into a commitment letter (the “Commitment Letter”), dated as of April 25, 2023, with JPMorgan Chase Bank, N.A., BofA Securities, Inc. and Bank of America, N.A. (collectively, the “Commitment Parties”), pursuant to which, on the terms and subject to the conditions set forth therein, the Commitment Parties have committed to provide a senior unsecured bridge term loan facility (the “Bridge Facility”) in an aggregate principal amount of up to EUR 8.2 billion (or the U.S. dollar equivalent thereof), consisting of 364-day loans in an aggregate principal amount of up to EUR 7.7 billion (or the U.S. dollar equivalent thereof) and 60-day loans in an aggregate principal amount of up to EUR 500 million (or the U.S. dollar equivalent thereof). The Commitment Letter provides that the funding of the Bridge Facility is conditioned upon the satisfaction or waiver of certain customary conditions precedent, including (1) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the Commitment Letter and (2) the consummation of the Acquisition in all material respects in accordance with the terms and conditions of the Purchase Agreement.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained herein are forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the exit of the Fire & Security and Commercial Refrigeration businesses, the Purchase Agreement and the transactions contemplated thereby, including the Acquisition, the expected timing for the Closing, the parties’ ability to successfully consummate the Acquisition, Carrier’s ability to obtain the requisite financing, the expected future results and benefits of the Acquisition and future opportunities for Carrier. These statements are based upon management’s estimates and assumptions that are inherently uncertain and involve known and unknown risks and uncertainties, many of which are beyond our control and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, but are not limited to, the exit of the Fire & Security and Commercial Refrigeration businesses, our ability to satisfy the conditions to the Closing, including the risk that regulatory clearances are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the Closing; risks related to disruption of management time from ongoing business operations due to the proposed Acquisition; transaction costs; the failure to realize the benefits expected from the Acquisition; a decline in the price of our securities following the Acquisition if it fails to meet the expectations of investors or securities analysts; the effects of business disruption following the Acquisition; our ability to effectively integrate the Business into our operations; unknown liabilities; and those factors discussed in Carrier’s Form 10-K for the year ended December 31, 2022 and other reports filed by Carrier with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or our underlying assumptions prove incorrect, actual results may differ materially from those reflected in our forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements. Statements in this communication are made as of the date hereof, and Carrier disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1*+	Share Purchase Agreement dated as of April 25, 2023
10.1+	Form of License Agreement
10.2	Form of Investor Rights Agreement
10.3	Form of Transitional Services Agreement
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

+ Certain portions of this exhibit have been omitted in accordance with Item 601(b)(2)(ii) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

Date: April 26, 2023	By:	/s/ Patrick Goris
Patrick Goris
Senior Vice President and Chief Financial Officer